Electronically Transmitted to the Securities and Exchange
                           Commission on May 30, 1997


                                                      Registration No. 333-27669

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                               AMENDMENT NO. 2 TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ==============

                   International Business Machines Corporation
             (Exact name of registrant as specified in its charter)

               New York                                 13-0871985
   (State or other jurisdiction of             (I.R.S. employer identification
    incorporation or organization)                        number)

                             Armonk, New York 10504
                                 (914) 765-1900
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 ---------------

                              LAWRENCE R. RICCIARDI
                    Senior Vice President and General Counsel
                   INTERNATIONAL BUSINESS MACHINES CORPORATION
                             Armonk, New York 10504
                                 (914) 765-1900
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 ---------------

        Approximate date of commencement of proposed sale to the public:
         From time to time after the effective date of this Registration
                                   Statement.

                                 ---------------

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                           ---------------------------

                         CALCULATION OF REGISTRATION FEE
================================================================================
                                     Proposed       Proposed
                                     Maximum        Maximum
   Title of                          Offering       Aggregate        Amount of
 Securities to    Amount to          Price Per      Offering       Registration
 be Registered    be Registered      Share (1)      Price (1)           Fee
--------------------------------------------------------------------------------
Capital Stock     519,116 shares     $168.62     $ 87,533,339.92    $26,525.25
================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457.

      The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

================================================================================

                                    [PART II]


Item 16. Exhibits

(4)       -       Restated Certificate of Incorporation of the
                  Company*

(5)       -       Opinion of David S. Hershberg, Esq. ***

(23)(a)   -       Consent of Independent Accountants. **
(23)(b)   -       Consent of David S. Hershberg, Esq. (included in
                  Exhibit 5).

(24)(a)   -       Powers of Attorney ***
(24)(b)   -       Certified copy of a resolution adopted by the
                  Company's Board of Directors authorizing execution of the registration statement by power of attorney. ***


----------

* Incorporated by reference to Exhibit VI of the Company's Form 10-K for the year ended December 31, 1992.


** Filed with Amendment No. 1 to the original Registration Statement on May 29, 1997.

*** Filed with the original Registration Statement on May 22, 1997.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 30th day of May, 1997.


                                        INTERNATIONAL BUSINESS
                                          MACHINES CORPORATION,


                                   By:               *
                                      --------------------------------
                                            Louis V. Gerstner, Jr.
                                      Chairman of the Board of Directors
                                         and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature            Title                         Date



             *            Chairman of the Board        May 30, 1997
------------------------  and Chief Executive
  Louis V. Gerstner Jr.   Officer (Principal
                          Executive Officer)


             *            Senior Vice President        May 30, 1997
------------------------- Chief Financial Officer
      G. Richard Thoman   (Principal Financial
                          Officer)


             *            Vice President and           May 30, 1997
------------------------  Controller (Principal
       John R. Joyce      Accounting Officer)


             *            Director                     May 30, 1997
 ------------------------
       Cathleen Black

             *             Director                    May 30, 1997
 ------------------------
        Harold Brown


             *             Director                    May 30, 1997
 ------------------------
      Juergen Dormann


             *             Director                    May 30, 1997
 ------------------------
     Nannerl O. Keohane


             *             Director                    May 30, 1997
 ------------------------
     Charles F. Knight


             *             Director                    May 30, 1997
--------------------------
       Lucio A. Noto


             *             Director                    May 30, 1997
 ------------------------
      John B. Slaughter


             *             Director                    May 30, 1997
 ------------------------
       Alex Trotman


             *             Director                    May 30, 1997
--------------------------
   Lodewijk C. van Wachem


             *             Director                    May 30, 1997
--------------------------
      Charles M. Vest

*By:  /s/ Jeffrey D. Serkes
------------------------------
         Jeffrey D. Serkes
         Attorney-in-Fact

                                INDEX TO EXHIBITS

                                                                 Sequential page
Exhibit                                                              number

(4)      -          Restated Certificate of
                    Incorporation of the
                    Company. *


(5)      -          Opinion of David S.
                    Hershberg, Esq. ***

(23)(a)  -          Consent of Independent
                    Accountants. **

(23)(b)  -          Consent of David S.
                    Hershberg, Esq. (included in
                    Exhibit 5).

(24)(a)  -          Powers of Attorney. ***

(24)(b)  -          Certified copy of
                    minutes adopted by
                    the Company's Board of
                    Directors authorizing
                    execution of the
                    registration statement
                    by power of attorney. ***


----------

 * Incorporated by reference to Exhibit VI of the Company's Form 10-K for the year ended December 31, 1992.


** Filed with Amendment No. 1 to the original Registration Statement on May 29, 1997.

***   Filed with the original Registration Statement on May 22, 1997.